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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                --------------

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                           Newgen Results Corporation
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                   33-0604378
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

  12680 High Bluff Drive, Suite 300, San Diego, CA                92130
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     (Address of principal executive offices)                  (zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /x/

Securities Act registration statement file number to which this form relates:

   333-62703
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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to             Name of Each Exchange on Which
        be so Registered                Each Class is to be Registered

              None
     -----------------------            ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, $0.001 par value
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                               (Title of class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated by reference to the section entitled "Description of Capital Stock" on page 64 of the preliminary prospectus contained in Registrant's Amendment No. 1 to Registration Statement on Form S-1 filed with the Commission on March 19, 1999 (No. 333-62703), as amended.

ITEM 2.   EXHIBITS.

     Exhibit
     Number    Description

     1.   Specimen Common Stock Certificate.(1)

     2.   Registrant's Certificate of Incorporation.(1)

     3.   Registrant's Amended and Restated Bylaws.(1)

     4.   Registrant's Restated Certificate of Incorporation.(1)
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(1)  Filed with the Securities and Exchange Commission as an exhibit to
     Registrant's Form S-1 Registration Statement, No. 333-62703, as amended, and incorporated herein by reference.


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                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NEWGEN RESULTS CORPORATION
                                              (Registrant)




Date:     April 23, 1999      By:  /s/ Samuel Simkin
                                   --------------------------------------
                                   Samuel Simkin
                                   Senior Vice President, Chief Financial
                                   Officer and Secretary